UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 10, 2006 (August 9, 2006)

CDRV Investors, inc

(Exact name of registrant as specified in its charter)

DELAWARE	333-124100	56-2445503
(State or other jurisdiction	(Commission	I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1310 Goshen Parkway
P.O. Box 2656
West Chester, PA		19380
(Address of principal executive offices)		(Zip Code)

(610) 431-1700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01     REGULATION FD DISCLOSURE

CDRV Investors, Inc. (the "Company") is the ultimate parent company of VWR International, Inc. ("VWR"). On August 9, 2006, VWR issued a press release announcing that VWR will have a conference call on August 15, 2006 to discuss its financial results for the quarter ended June 30, 2006 and the outlook for 2006.  A copy of the press release issued by VWR on August 9, 2006 is attached hereto as Exhibit 99.1.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c)                                  Exhibits

Exhibit 99.1	Press release issued by VWR on August 9, 2006 titled “VWR International, Inc. to Hold Second Quarter 2006 Financial Results Conference Call.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDRV Investors, Inc.

Dated: August 10, 2006	By:	/s/ Jack L. Wyszomierski
Name: Jack L. Wyszomierski
Title: Executive Vice President and Chief Financial Officer